AMENDMENT NO. 1

TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2014, among the following: (i) ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the “Borrower”); (ii) RBC BEARINGS INCORPORATED, a Delaware corporation (“Holdings”), (iii) the financial institutions listed on the signature pages hereof; and (iv) JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), the Swing Line Lender and an LC Issuer under the Credit Agreement (as hereafter defined).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, dated as of November 30, 2010 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among the Borrower, Holdings, various financial institutions party thereto from time to time (the “Lenders”) and the Administrative Agent, the Borrower has been extended certain loans and other financial accommodations;

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1. DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2. AMENDMENTS TO THE CREDIT AGREEMENT.

The Credit Agreement is hereby amended as follows:

2.1 Amendment to Section 1.1. The definition of “Consolidated EBITDA” set forth in Section 1.1 is amended to insert the following proviso immediately at the end of the first sentence of such definition:

“; provided that, solely for purposes of the calculation of the Fixed Charge Coverage Ratio for the Testing Period ending on or about June 30, 2014 and each Testing Period ending thereafter, Consolidated Fixed Charges shall be calculated without giving effect to the Specified Dividend for purposes of the foregoing clause (v)”

2.2 Amendment to Section 1.1. Section 1.1 is amended to add the following definition thereto in the appropriate alphabetical order:

““Specified Dividend” means the one-time dividend paid by Holdings in respect of its Equity Interests during the fiscal quarter of Holdings ending on or about June 30, 2014 in an aggregate amount not to exceed $50,000,000.”

2.3 Amendment to Section 7.7(e). Section 7.7(e) shall be replaced in its entirety with the following:

“(e) Holdings may declare and pay or make Capital Distributions, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower will be in compliance with the financial covenants set forth in Section 7.8. after giving pro forma effect to each such Capital Distribution, and (iii) the aggregate amount of all Capital Distributions made by the Borrower during any fiscal year shall not exceed $70,000,000.”

Section 3. REPRESENTATIONS AND WARRANTIES.

Each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Administrative Agent as follows:

3.1 Enforceability; Continuing Effectiveness. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower or Holdings, as applicable, and constitutes the legal, valid and binding obligation of the Borrower or Holdings, as applicable, in each case, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower or Holdings, as applicable, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). Each of the Borrower and Holdings hereby ratifies and confirms the Credit Agreement, as amended by this Amendment.

3.2 No Default or Event of Default. Both before and after given effect to this Amendment, no Default or Event of Default is existing or will be existing.

3.3 Representations and Warranties. Both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and will be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and will be true and correct as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, contain dollar thresholds or have “Material Adverse Effect” qualifiers, in which case, such representations and warranties are true and will be true and correct in all respects).

Section 4. CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective as of the date and time at which each of the following conditions precedent shall have been fulfilled:

4.1 This Amendment. The Administrative Agent shall have received from the Borrower, Holdings, the Required Lenders and the Administrative Agent a counterpart of this Amendment, executed and delivered by a duly authorized officer of each such Person.

4.2 Guarantor Acknowledgment. The Administrative Agent shall have received from each Subsidiary Guarantor and from Holdings, a counterpart to the Guarantor Acknowledgment attached hereto as Annex A, executed and delivered by a duly authorized officer of each such Person.

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Section 5. MISCELLANEOUS.

5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof (other than Section 5-1401 of the New York General Obligations Law).

5.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

5.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver or consent to any Default or Event of Default under the Credit Agreement, as amended by this Amendment.

5.5 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Credit Agreement, any other Loan Document or in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ROLLER BEARING COMPANY OF AMERICA, INC., as Borrower

By:
Name: Daniel A. Bergeron
Title: Vice President, CFO

RBC BEARINGS INCORPORATED, as Holdings

By:
Name: Daniel A. Bergeron
Title: Vice President, CFO

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the Swing Line Lender, an LC Issuer and a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

Bank of America, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

RBS CITIZENS, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

ANNEX A

GUARANTOR ACKNOWLEDGEMENT

Each of the undersigned hereby acknowledges and agrees to the terms of Amendment No. 1 to Credit Agreement, dated as of May 16, 2014 (the “Amendment”), among : (i) ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the “Borrower”); (ii) RBC BEARINGS INCORPORATED, a Delaware corporation (“Holdings”), (iii) the financial institutions listed on the signature pages thereof; and (iv) JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), the Swing Line Lender and an LC Issuer. Each of the undersigned hereby confirms that, upon the effectiveness of the Amendment, each Security Document, the Parent Guaranty (if applicable), the Subsidiary Guaranty (if applicable) and each other Loan Document to which such undersigned is a party, shall remain in full force and effect and be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). The undersigned hereby further confirms that, upon the effectiveness of the Amendment, the Parent Guaranty or the Subsidiary Guaranty, as applicable, shall continue to guaranty the Guaranteed Obligations (as defined therein).

Capitalized terms used herein but not defined are used as defined in the Credit Agreement.

Dated as of May 16, 2014

[Signature Pages Follow]

RBC BEARINGS INCORPORATED

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC OKLAHOMA, INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC NICE BEARINGS, INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC LINEAR PRECISION PRODUCTS, INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

INDUSTRIAL TECTONICS BEARINGS
CORPORATION

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

Signature Page to Guarantor Acknowledgement to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

RBC PRECISION PRODUCTS - PLYMOUTH,
INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC PRECISION PRODUCTS - BREMEN,
INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC LUBRON BEARING SYSTEMS, INC.
(FORMERLY KNOWN AS TYSON BEARING
COMPANY, INC.)

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC AIRCRAFT PRODUCTS, INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC SOUTHWEST PRODUCTS, INC.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

Signature Page to Guarantor Acknowledgement to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010

ALL POWER MANUFACTURING CO.

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

RBC CBS COASTAL BEARING SERVICES LLC

By:
Name: Daniel A. Bergeron
Title: Vice President & CFO

Signature Page to Guarantor Acknowledgement to Amendment No. 1

Roller Bearing Company of America, Inc.

Credit Agreement dated as of November 30, 2010